UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Emerging Markets Equity Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Summary of Administrative Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expenses ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.70%, 2.62%, 2.57% and 1.38% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	3.99%	-50.92%	-10.80%	6.23%	5.69%
Class B	3.44%	-51.45%	-11.66%	5.29%	4.78%
Class C	3.42%	-51.40%	-11.60%	5.33%	4.83%
MSCI Emerging Markets Index+	17.52%	-42.71%	-5.23%	11.46%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/09
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	4.12%	-50.74%	-43.77%
MSCI Emerging Markets Index+	17.52%	-42.71%	-36.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 11.16	$ 10.22	$ 10.27	$ 11.32
10/31/08	$ 10.75	$ 9.88	$ 9.93	$ 10.91
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .02	$ —	$ —	$ .04
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	256	of	313	82
3-Year	177	of	220	81
5-Year	159	of	181	88

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,625	$6,688	$12,750	$16,384
	Average annual total return	-53.75%	-12.55%	4.98%	5.06%
Class B	Growth of $10,000	$4,709	$6,812	$12,868	$15,958
	Average annual total return	-52.91%	-12.01%	5.17%	4.78%
Class C	Growth of $10,000	$4,860	$6,909	$12,964	$16,030
	Average annual total return	-51.40%	-11.60%	5.33%	4.83%
MSCI Emerging Markets Index+	Growth of $10,000	$5,729	$8,513	$17,199	$22,712
	Average annual total return	-42.71%	-5.23%	11.46%	8.55%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Emerging Markets Equity Fund — Institutional Class [] MSCI Emerging Markets Index+

Comparative Results as of 4/30/09
DWS Emerging Markets Equity Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$492,600	$513,300
	Average annual total return	-50.74%	-43.77%
MSCI Emerging Markets Index+	Growth of $1,000,000	$572,900	$586,700
	Average annual total return	-42.71%	-36.69%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.53% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	4.21%	-50.74%	-10.59%	6.47%	5.95%
MSCI Emerging Markets Index+	17.52%	-42.71%	-5.23%	11.46%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 11.32
10/31/08	$ 10.90
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .03
Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	252	of	313	81
3-Year	174	of	220	79
5-Year	157	of	181	87
10-Year	86	of	103	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$4,926	$7,147	$13,683	$17,828
	Average annual total return	-50.74%	-10.59%	6.47%	5.95%
MSCI Emerging Markets Index+	Growth of $10,000	$5,729	$8,513	$17,199	$22,712
	Average annual total return	-42.71%	-5.23%	11.46%	8.55%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,039.90	$ 1,034.40	$ 1,034.20	$ 1,042.10	$ 1,041.20
Expenses Paid per $1,000*	$ 9.26	$ 15.18	$ 14.53	$ 7.04	$ 7.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,015.72	$ 1,009.87	$ 1,010.51	$ 1,017.90	$ 1,017.90
Expenses Paid per $1,000*	$ 9.15	$ 15.00	$ 14.36	$ 6.95	$ 6.95
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.83%	3.01%	2.88%	1.39%	1.39%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the six-month period ended April 30, 2009. The team began managing the fund on December 9, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did emerging-markets stocks perform during the semiannual period?

A: Emerging-markets stocks recovered from an early downturn to post a gain of 17.52% during the past six months based on the return of the fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.1 The asset class vastly outperformed the broader world markets, as measured by the -5.44% return of the MSCI World Index.2

The double-digit return of emerging-markets equities obscures the negative environment that characterized the first four months of the period, when the ongoing global financial crisis led to heightened investor risk aversion and underperformance for all higher-risk asset classes. Beginning in early March 2009, however, the investment picture began to improve. A slowdown in the pace of the global economic downturn, combined with the aggressive stimulus efforts of the world's governments and central banks, led to a substantial relief rally in the world markets. Stocks that had received the worst punishment in the prior year generally experienced the best performance as investors rushed to re-establish exposure to equities. The emerging markets in general, and Latin America in particular, saw a surge in investment inflows, most notably via investor purchases of exchange-traded funds (ETFs).3 The result was an approximate 37% gain in the MSCI Emerging Markets Index from its March 9 low through the end of the reporting period on April 30, 2009.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares during the six-month period ended April 30, 2009, was 3.99%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund underperformed the 17.52% return of the fund's benchmark and the 11.37% average return of the funds in its Lipper peer group, Emerging Markets Funds.4

Q: Why did the fund underperform by such a wide margin?

A: We are disappointed with the extent of the fund's underperformance. The primary reason for the shortfall is that the March-April rally that set the tone for the full period saw outperformance of many of the lower-quality, illiquid stocks in the asset class. The majority of these stocks rose simply as a result of the massive inflows into the emerging markets over the final six to seven weeks of the period. In this environment, many of the companies we have avoided — such as Taiwanese banks, with returns on equity in the single digits, or Eastern European banks, with a host of liquidity problems — produced substantial gains.5 Still, we are confident that fundamentals will prevail in the long term.

With this as background, we will continue to avoid the short-term temptation to follow the herd. Instead we will continue with a process of investing in well-managed companies whose fundamentals should hold up in the current environment. We will also continue working to identify undervalued large-cap stocks with sound balance sheets, good corporate governance and strong cash flows. While the uncertainty regarding the global economy is likely to remain a factor in near-term performance, we believe these types of companies stand to emerge from the current crisis as the long-term winners. Accordingly, we have reduced the fund's weightings in some of the less-liquid frontier market stocks, while increasing exposure to large-cap stocks in Asia, Russia and Brazil.

In terms of the fund's broader positioning, we continue to see good prospects for the BRIC countries of Brazil, Russia, India and China, and we see continued value in the energy sector based on the tight longer-term supply and demand dynamics for oil. The fund's largest holdings in energy are the Brazilian energy giant Petroleo Brasileiro SA ("Petrobras") and the Russian natural gas producer Gazprom. We also are bullish on the emerging consumer sector, where levels of indebtedness are much lower than in the developed world. This, along with rising disposable incomes and the potential for lower interest rates across most of the emerging world, put the consumer in these countries in very good shape. Notable holdings in this area include China Mobile Ltd., China Mengniu Dairy Co., Ltd. and Natura Cosmeticos SA in Brazil.

Q: What specific aspects of the fund's positioning helped and hurt performance?

A: On a sector basis, the fund was helped by an overweight in health care stocks, which outperformed. But an overweight in the underperforming industrials sector detracted.6 On a country basis, performance was boosted by overweight positions in Israel, Brazil and Peru, but this was offset by overweights in Russia and China.

The leading contributor to performance among individual holdings was Teva Pharmaceutical,* which we liked based on its defensive characteristics and solid pipeline of new products. We have since sold the stock in order to lock in profits. Other top contributors to performance were the gold miner Compania de Minas Buenaventura SA, which performed well as heightened investor risk aversion led to strong performance for gold-related equities in the first four months of the period, and Petrobras, whose stock recovered to reflect the long-term potential of its oil reserves.

On the negative side, one of the most significant detractors from performance was the Lebanese real estate company Solidere.* The fund held Solidere on the belief that it is a unique and undervalued asset, as the company is in charge of reconstructing the Beirut Central District area in Lebanon. Unfortunately, Solidere underperformed due to the rotation out of defensive stocks during March and April. Also detracting from performance were the Moroccan conglomerate ONA SA,* which declined amid the initial underperformance of the less-liquid frontier markets, and the Russian shipping company Far Eastern Shipping Co., which was hurt by the negative investor sentiment toward Russia for a good part of the past six months.

Infrastructure stocks were hit particularly hard amid the environment of slowing global growth, leading to negative returns for the fund's holdings in China Railway Construction Corp., Ltd. China South Locomotive & Rolling Stock Corp., Ltd. and Korea's Samsung Engineering Co. Ltd.* Energy stocks such as Gazprom, China Petroleum & Chemical Corp.*, and the Indonesian coal company Bumi Resources* also were notable detractors from performance, as were the fund's two holdings in stocks sensitive to the health of the Mexican consumer: Desarrolladora Homex SA de CV* and Grupo Televisa SA.

Q: Do you have any closing thoughts for investors?

A: Although the market staged an impressive rally in the final two months of the period, the outlook remains uncertain. Investors are trying to understand the complexities of the credit crisis and determine how global imbalances will be resolved over the next few years. By global imbalances, we mean the excess consumption that led to too much borrowing, inflated asset prices and high current account deficits in the developed nations. We believe that one reason these excesses were possible was a massive breakdown in regulatory oversight within the banking and insurance industries in the developed markets. We bring this up because emerging-markets countries have, for the most part, done a good job of implementing regulatory oversight after dealing the hard way with their own financial crises over the past decades. It seems likely that non-performing loans will appear in virtually all markets. Still, the good news is that because securitization is generally a foreign concept within the emerging-markets banking system, emerging-markets banking systems are much less exposed to the toxic securitized assets that ravaged US financial companies.7

Another positive factor is that most major emerging-markets countries have had more ammunition than their developed market peers to stabilize their economies through interest rate cuts and positive attributes such as a healthy personal savings rate, low debt and strong foreign exchange reserves. As a result, these countries should be able to focus more on domestic issues such as infrastructure, education and health care.

Looking at the equity markets, we are finding an abundance of investment opportunities even though the financial crisis has affected virtually every sector. Even after the March-April rally, emerging-markets stocks remain at valuation levels that are well below the historical average. Although risks remain in place, we believe this long period of elevated volatility has created the opportunity to own world-class companies at very reasonable valuations.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
4 Lipper's Emerging Markets Funds classification is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging- markets equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly into an index or a Lipper category.
5 Return on equity is a measure of how well a company earnings used reinvested to generate additional earnings.
6 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark.
7 Securitization is the process through which an issuer creates a financial instrument by combining other financial assets and then marketing different tiers of the repackaged instruments to investors.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Common Stocks	96%	90%
Preferred Stocks	2%	1%
Cash Equivalents	1%	5%
Exchange-Traded Funds	1%	3%
Participatory Notes	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

Russia	19%	11%
Brazil	19%	14%
Hong Kong	17%	9%
Taiwan	12%	9%
China	11%	11%
India	9%	4%
Korea	5%	8%
Mexico	3%	7%
Indonesia	2%	2%
Lebanon	—	4%
Morocco	—	3%
Israel	—	3%
South Africa	—	2%
Other	3%	13%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks and Participatory Notes)	4/30/09	10/31/08

Energy	29%	15%
Information Technology	16%	11%
Telecommunication Services	13%	15%
Industrials	13%	14%
Financials	10%	20%
Materials	8%	10%
Consumer Staples	7%	6%
Consumer Discretionary	3%	5%
Utilities	1%	1%
Health Care	—	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (48.0% of Net Assets)	Country	Percent
1. Gazprom Extracts, transports and sells natural gas	Russia	9.8%
2. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	7.0%
3. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	5.0%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	4.5%
5. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	4.3%
6. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	3.8%
7. China Life Insurance Co., Ltd. Offers life, accident and health insurance products and services	China	3.6%
8. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.5%
9. CNOOC Ltd. Explores, develops, produces and sells crude oil and natural gas	Hong Kong	3.4%
10. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 95.7%
Brazil 17.0%
All America Latina Logistica SA (Units)	632,349	3,273,037
Companhia Vale do Rio Doce "A" (ADR) (Preferred) (a)	413,820	5,681,748
Companhia Vale do Rio Doce (ADR) (a)	183,100	3,022,981
Lojas Renner SA	197,702	1,806,364
Lupatech SA*	85,211	1,072,850
Natura Cosmeticos SA	283,747	3,370,302
Petroleo Brasileiro SA (ADR) (a)	403,670	13,551,202
Redecard SA	73,000	918,774
(Cost $31,977,224)		32,697,258
Canada 0.0%
SouthGobi Energy Resources Ltd.* (b) (Cost $49,531)	7,000	60,714
China 10.3%
China Life Insurance Co., Ltd. "H" (ADR) (a)	131,918	6,985,058
China Railway Construction Corp., Ltd. "H"*	1,427,500	1,984,957
China Railway Group Ltd. "H"*	2,941,000	2,001,764
China Shenhua Energy Co., Ltd. "H"*	1,110,900	3,099,803
China South Locomotive & Rolling Stock Corp., Ltd. "H"* (a)	4,455,000	2,010,076
Harbin Power Equipment Co., Ltd. "H"	1,646,800	1,231,587
Hidili Industry International Development Ltd.	2,014,780	806,358
Industrial & Commercial Bank of China Ltd. "H"	2,937,486	1,677,750
(Cost $21,082,161)		19,797,353
Hong Kong 17.0%
China High Speed Transmission Equipment Group Co., Ltd. (c)	1,756,000	3,155,341
China Insurance International Holdings Co., Ltd.	1,419,807	2,369,495
China Mengniu Dairy Co., Ltd. (c)	3,105,766	5,551,408
China Mobile Ltd. (ADR)	220,384	9,511,773
China Yurun Food Group Ltd. (c)	1,291,486	1,535,174
CNOOC Ltd.	5,915,312	6,580,838
Dalian Port (PDA) Co., Ltd. "H" (c)	5,364,709	1,860,626
Esprit Holdings Ltd.	355,900	2,181,543
(Cost $30,415,155)		32,746,198
India 8.9%
Bharat Heavy Electricals Ltd.	98,600	3,294,495
Bharti Airtel Ltd.*	305,647	4,623,891
ICICI Bank Ltd.	302,300	2,920,648
Infosys Technologies Ltd.	59,500	1,783,550
Larsen & Toubro Ltd.	143,147	2,525,946
Reliance Industries Ltd.	55,059	1,988,175
(Cost $13,335,292)		17,136,705
Indonesia 2.3%
PT Bank Mandiri	5,508,819	1,437,349
PT Perusahaan Gas Negara	9,328,722	2,282,476
PT Telekomunikasi Indonesia	1,044,500	774,373
(Cost $4,058,261)		4,494,198
Korea 4.9%
Hite Brewery Co., Ltd.	225	32,142
POSCO (ADR)	25,058	1,928,714
Samsung Electronics Co., Ltd.	16,020	7,393,049
(Cost $12,945,062)		9,353,905
Luxembourg 0.5%
Tenaris SA (ADR) (Cost $1,806,530)	39,868	997,497
Mexico 3.3%
America Movil SAB de CV "L" (ADR)	117,115	3,847,228
Grupo Televisa SA (ADR)	79,483	1,230,397
Wal-Mart de Mexico SAB de CV "V"	445,338	1,209,631
(Cost $9,067,830)		6,287,256
Netherlands 0.1%
Vimetco NV (GDR) 144A* (Cost $2,112,448)	227,700	170,775
Peru 0.9%
Compania de Minas Buenaventura SA (ADR) (Cost $2,399,231)	79,058	1,672,867
Russia 18.7%
Far Eastern Shipping Co.*	5,847,442	1,140,251
Gazprom (ADR)	1,069,905	18,798,073
LUKOIL (ADR)	186,798	8,280,080
Mining & Metallurgical Co. Norilsk Nickel (ADR) (a)	166,200	1,384,446
Mobile TeleSystems (ADR)	145,383	4,817,993
OAO TMK (GDR) REG S	227,900	1,618,090
(Cost $44,185,247)		36,038,933
Taiwan 11.3%
Asustek Computer, Inc.	1,151,000	1,521,693
AU Optronics Corp.	1,527,000	1,584,144
Chunghwa Telecom Co., Ltd. (ADR)	47,968	906,595
Hon Hai Precision Industry Co., Ltd.	2,035,996	5,900,389
HTC Corp.	150,000	2,033,915
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	635,030	6,712,268
Wistron Corp.	2,436,000	3,086,380
(Cost $22,119,011)		21,745,384
United States 0.5%
Bunge Ltd. (a) (Cost $1,159,281)	20,770	997,168
Zambia 0.0%
Zambeef Products PLC (Cost $265,849)	128,082	68,008
Total Common Stocks (Cost $196,978,113)		184,264,219

Participatory Note 0.0%
Russia
Far Eastern Shipping Co. (issuer Merrill Lynch International & Co.), Expiration Date 11/12/2010* (Cost $33,680)	84,200	16,756

Preferred Stock 1.7%
Brazil
Banco Bradesco SA	204,400	2,529,613
Net Servicos de Comunicacao SA*	97,580	797,954
(Cost $3,237,392)		3,327,567

Exchange-Traded Fund 0.9%
iShares MSCI Emerging Markets Index Fund (Cost $2,051,271)	61,497	1,761,889

Securities Lending Collateral 19.2%
Daily Assets Fund Institutional, 0.66% (d) (e) (Cost $36,926,200)	36,926,200	36,926,200

Cash Equivalents 1.3%
Cash Management QP Trust, 0.46% (d) (Cost $2,424,960)	2,424,960	2,424,960
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $241,651,616)+	118.8	228,721,591
Other Assets and Liabilities, Net	(18.8)	(36,097,964)
Net Assets	100.0	192,623,627
* Non-income producing security.
+ The cost for federal income tax purposes was $241,966,695. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $13,245,104. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,546,038 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,791,142.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $35,875,956, which is 18.6% of net assets.
(b) Security is listed in country of domicile. Significant business activities of company are in Asia.
(c) Security is listed in country of domicile. Significant business activities of company are in China.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 126,890,190
Level 2	101,831,401
Level 3	—
Total	$ 228,721,591

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $202,300,456) — including $35,875,956 of securities loaned	$ 189,370,431
Investment in Cash Management QP Trust (cost $2,424,960)	2,424,960
Investment in Daily Assets Fund Institutional (cost $36,926,200)*	36,926,200
Total investments, at value (cost $241,651,616)	228,721,591
Foreign currency, at value (cost $3,729,755)	3,767,813
Receivable for Fund shares sold	219,557
Dividends receivable	610,723
Interest receivable	19,267
Foreign taxes recoverable	49,099
Other assets	42,817
Total assets	233,430,867
Liabilities
Payable for Fund shares redeemed	2,974,023
Payable upon return of securities loaned	36,926,200
Deferred foreign taxes payable	437,789
Accrued management fee	155,274
Other accrued expenses and payables	313,954
Total liabilities	40,807,240
Net assets, at value	$ 192,623,627
Net Assets Consist of
Undistributed net investment income	249,474
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $437,789)	(13,367,814)
Foreign currency	35,279
Accumulated net realized gain (loss)	(111,685,767)
Paid-in capital	317,392,455
Net assets, at value	$ 192,623,627
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($58,589,472 ÷ 5,249,454 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.16
Maximum offering price per share (100 ÷ 94.25 of $11.16)	$ 11.84

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,142,855 ÷ 209,759 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.22

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,631,220 ÷ 450,812 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.27
Class S Net Asset Value, offering and redemption price(a) per share ($87,305,961 ÷ 7,712,402 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.32
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,954,119 ÷ 3,530,100 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.32
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $102,973)	$ 1,451,607
Interest	6,475
Interest — Cash Management QP Trust	32,863
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	151,311
Total Income	1,642,256
Expenses: Management fee	859,278
Administration fee	84,658
Services to shareholders	223,394
Custodian fee	129,570
Distribution and service fees	78,477
Professional fees	60,004
Directors' fees and expenses	5,305
Reports to shareholders	37,422
Registration fees	45,504
Other	37,658
Total expenses before expense reductions	1,561,270
Expense reductions	(236,939)
Total expenses after expense reductions	1,324,331
Net investment income (loss)	317,925
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(87,883,310)
Foreign currency	(200,128)
(88,083,438)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $437,789)	96,221,015
Foreign currency	116,855
96,337,870
Net gain (loss)	8,254,432
Net increase (decrease) in net assets resulting from operations	$ 8,572,357

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 317,925	$ 2,656,281
Net realized gain (loss)	(88,083,438)	(24,461,114)
Change in net unrealized appreciation (depreciation)	96,337,870	(242,907,695)
Net increase (decrease) in net assets resulting from operations	8,572,357	(264,712,528)
Distributions to shareholders from: Net investment income: Class A	(55,376)	(231,601)
Class S	(285,631)	(688,335)
Institutional Class	(174,047)	—
Net realized gains: Class A	—	(26,919,314)
Class B	—	(1,818,270)
Class C	—	(3,105,506)
Class S	—	(52,437,670)
Total distributions	(515,054)	(85,200,696)
Fund share transactions: Proceeds from shares sold	45,277,304	153,987,259
Reinvestment of distributions	454,363	74,965,610
Cost of shares redeemed	(47,802,649)	(150,852,665)
Redemption fees	4,169	11,458
Net increase (decrease) in net assets from Fund share transactions	(2,066,813)	78,111,662
Increase (decrease) in net assets	5,990,490	(271,801,562)
Net assets at beginning of period	186,633,137	458,434,699
Net assets at end of period (including undistributed net investment income of $249,474 and $446,603, respectively)	$ 192,623,627	$ 186,633,137

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.75	$ 31.64	$ 25.35	$ 20.26	$ 15.61	$ 13.25
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.13	.03	.06[e]	.10	.08
Net realized and unrealized gain (loss)	.42	(15.13)	12.72	6.67	4.63	2.29
Total from investment operations	.43	(15.00)	12.75	6.73	4.73	2.37
Less distributions from: Net investment income	(.02)	(.05)	(.03)	—	(.08)	(.02)
Net realized gains	—	(5.84)	(6.43)	(1.64)	—	—
Total distributions	(.02)	(5.89)	(6.46)	(1.64)	(.08)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 11.16	$ 10.75	$ 31.64	$ 25.35	$ 20.26	$ 15.61
Total Return (%)[c]	3.99d**	(57.52)	63.41	34.49[d,e]	30.48[d]	18.00[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	41	148	90	84	49
Ratio of expenses before expense reductions (%)	1.96*	1.70	1.68	1.93	2.05	2.06
Ratio of expenses after expense reductions (%)	1.83*	1.70	1.68	1.92	1.98	1.99
Ratio of net investment income (loss) (%)	.11*	.59	.14	.26[e]	.59	.56
Portfolio turnover rate (%)	95**	81	98	145	126	146
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 29.76	$ 24.34	$ 19.66	$ 15.20	$ 12.98
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.03)	(.16)	(.12)[e]	(.03)	(.02)
Net realized and unrealized gain (loss)	.38	(14.01)	12.01	6.44	4.49	2.23
Total from investment operations	.34	(14.04)	11.85	6.32	4.46	2.21
Less distributions from: Net realized gains	—	(5.84)	(6.43)	(1.64)	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 10.22	$ 9.88	$ 29.76	$ 24.34	$ 19.66	$ 15.20
Total Return (%)[c]	3.44d**	(57.90)	61.91	33.44[d,e]	29.34[d]	17.10[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	10	6	4	2
Ratio of expenses before expense reductions (%)	3.13*	2.62	2.61	2.89	3.03	2.91
Ratio of expenses after expense reductions (%)	3.01*	2.62	2.61	2.79	2.76	2.75
Ratio of net investment income (loss) (%)	(1.07)*	(.34)	(.79)	(.61)[e]	(.19)	(.20)
Portfolio turnover rate (%)	95**	81	98	145	126	146
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 29.86	$ 24.39	$ 19.70	$ 15.23	$ 13.01
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.14)	(.11)[e]	(.03)	(.02)
Net realized and unrealized gain (loss)	.37	(14.07)	12.04	6.44	4.50	2.23
Total from investment operations	.34	(14.09)	11.90	6.33	4.47	2.21
Less distributions from: Net realized gains	—	(5.84)	(6.43)	(1.64)	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 10.27	$ 9.93	$ 29.86	$ 24.39	$ 19.70	$ 15.23
Total Return (%)[c]	3.42d**	(57.88)	62.06	33.43[d,e]	29.35[d]	17.06[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	15	12	8	3
Ratio of expenses before expense reductions (%)	3.00*	2.57	2.54	2.77	2.89	2.86
Ratio of expenses after expense reductions (%)	2.88*	2.57	2.54	2.73	2.75	2.76
Ratio of net investment income (loss) (%)	(.94)*	(.29)	(.72)	(.55)[e]	(.18)	(.21)
Portfolio turnover rate (%)	95**	81	98	145	126	146
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.90	$ 31.96	$ 25.58	$ 20.38	$ 15.71	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.16	.05	.12[d]	.14	.11
Net realized and unrealized gain (loss)	.42	(15.30)	12.86	6.72	4.66	2.31
Total from investment operations	.45	(15.14)	12.91	6.84	4.80	2.42
Less distributions from: Net investment income	(.03)	(.08)	(.10)	—	(.13)	(.06)
Net realized gains	—	(5.84)	(6.43)	(1.64)	—	—
Total distributions	(.03)	(5.92)	(6.53)	(1.64)	(.13)	(.06)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 11.32	$ 10.90	$ 31.96	$ 25.58	$ 20.38	$ 15.71
Total Return (%)	4.21c**	(57.43)	63.61[c]	34.90[c,d]	30.67[c]	18.34[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	97	285	202	128	89
Ratio of expenses before expense reductions (%)	1.84*	1.53	1.60	1.76	1.89	1.93
Ratio of expenses after expense reductions (%)	1.39*	1.53	1.59	1.67	1.76	1.76
Ratio of net investment income (loss) (%)	.55*	.76	.23	.51[d]	.81	.79
Portfolio turnover rate (%)	95**	81	98	145	126	146
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 22.13
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.20
Net realized and unrealized gain (loss)	.42	(11.42)
Total from investment operations	.45	(11.22)
Less distributions from: Net investment income	(.04)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.32	$ 10.91
Total Return (%)	4.12d**	(50.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	41
Ratio of expenses before expense reductions (%)	1.51*	1.38*
Ratio of expenses after expense reductions (%)	1.39*	1.38*
Ratio of net investment income (loss) (%)	.55*	1.64*
Portfolio turnover rate (%)	95**	81
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange-traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $22,554,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $157,742,113 and $156,073,160, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

For the period from November 1, 2008 through April 13, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S shares at 1.55%.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Institutional Class shares at 1.65%.

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $106,069 and the amount charged aggregated $753,209, which was equivalent to an annualized effective rate of 0.89% of the Fund's average daily net assets.

In addition, for the six months ended April 30, 2009, the Advisor reimbursed $25,084 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $84,658, of which $15,648 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 46,139	—	$ 19,259
Class B	5,945	—	1,805
Class C	10,482	—	3,350
Class S	105,786	105,786	—
Institutional Class	166	—	166
	$ 168,518	$ 105,786	$ 24,580

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 7,611	$ 1,195
Class C	18,100	2,773
	$ 25,711	$ 3,968

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 44,474	$ 17,974.20%
Class B	2,440	303.24%
Class C	5,852	1,152.24%
	$ 52,766	$ 19,429

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $1,079.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and Class C shares aggregated $3,650 and $803, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,129, of which $5,592 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2009, one shareholder held approximately 14% of the outstanding shares of the Fund. In addition, as of April 30, 2009, DWS Alternative Asset Allocation Plus Fund held 17% of the total shares outstanding of the Fund.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,368,026	$ 32,177,305	1,327,092	$ 27,796,113
Class B	11,926	108,785	84,500	1,860,180
Class C	168,358	1,555,781	295,418	5,986,072
Class S	412,101	4,129,088	1,771,297	40,941,795
Institutional Class	752,047	7,306,345	3,783,737*	77,403,099*
		$ 45,277,304		$ 153,987,259
Shares issued to shareholders in reinvestment of distributions
Class A	4,428	$ 42,868	1,011,530	$ 23,781,067
Class B	—	—	78,167	1,701,686
Class C	—	—	128,217	2,804,107
Class S	24,229	237,448	1,962,206	46,678,750
Institutional Class	17,760	174,047	—*	—*
		$ 454,363		$ 74,965,610
Shares redeemed
Class A	(1,910,657)	$ (18,899,087)	(3,243,400)	$ (61,276,338)
Class B	(53,345)	(476,874)	(233,859)	(4,604,632)
Class C	(308,752)	(2,759,077)	(342,187)	(6,336,188)
Class S	(1,620,001)	(15,889,229)	(3,759,456)	(77,529,555)
Institutional Class	(960,217)	(9,778,382)	(63,227)*	(1,105,952)*
		$ (47,802,649)		$ (150,852,665)
Redemption fees		$ 4,169		$ 11,458
Net increase (decrease)
Class A	1,461,797	$ 13,323,493	(904,778)	$ (9,693,156)
Class B	(41,419)	(367,901)	(71,192)	(1,042,709)
Class C	(140,394)	(1,203,280)	81,448	2,454,706
Class S	(1,183,671)	(11,521,135)	(25,953)	10,095,674
Institutional Class	(190,410)	(2,297,990)	3,720,510*	76,297,147*
		$ (2,066,813)		$ 78,111,662
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009